GUARDIAN VARIABLE PRODUCTS TRUST

Guardian International Equity VIP Fund
(formerly, Guardian International Value VIP Fund) (the “Fund”)

Supplement dated February 17, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2021, as supplemented

At a Special Meeting of Shareholders of Guardian Variable Products Trust (the "Trust") held with respect to the Fund on February 11, 2022, shareholders approved (i) a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC ("PAIA") and Schroder Investment Management North America Inc. (“SIMNA”) and (ii) a new investment sub-subadvisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”). Effective immediately, SIMNA and SIMNA Ltd. serve as the subadviser and sub-subadviser, respectively, to the Fund. In addition, effective immediatley, the Fund’s name is changed from Guardian International Value VIP Fund to Guardian International Equity VIP Fund. At the Special Meeting, shareholders of the Fund also approved a proposal to permit PAIA, in its capacity as the investment manager to the Fund, to enter into, and/or materially amend, sub-advisory agreements with affiliated and unaffiliated sub-advisers, to manage the Fund, with prior approval of the Board of Trustees of the Trust but without prior approval of shareholders. Such an advisory structure is referred to as a “manager-of-managers” arrangement.

Effective immediately, the following changes are made to the Prospectus and SAI, as applicable, with respect to the Fund:

1.	All references to Guardian International Value VIP Fund are hereby deleted and replaced with Guardian International Equity VIP Fund.

2.	The Fund may rely on an exemptive order (the “Order”) received by PAIA and the Trust from the U.S. Securities and Exchange Commission (the “SEC”) relating to the operation in the “manager-of-managers” arrangement as described in the section of the Prospectus entitled “Manager-of-Managers Arrangement” (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule). The “Manager-of-Managers” section of the SAI is hereby revised to add the Fund to the list of funds that may rely on the Order.

3.	The “Principal Investment Strategies” section of the Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.

The Fund will invest principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East ("EAFE®") Index ("EAFE® Index") at the time of purchase that Schroders Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Subadvisers”) believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $3.3 billion to $395 billion as of June 30, 2021.

In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries.

The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

In addition, the Sub-Advisers incorporate environmental, social and governance (“ESG”) factors into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability.

4.	The “Principal Investment Risks” section of the Prospectus is deleted and replaced in its entirety by the following:

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Management Risk. The Fund is actively managed by the Subadvisers. There is no guarantee that the Subadvisers’ investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. As part of the Fund’s investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

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Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Active Trading Risk. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.

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5.	The “Past Performance” section of the Prospectus is revised to add the following:

“The Fund replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund’s prior subadviser and principal investment strategies.”

6.	The “Management” section of the Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. SIMNA and SIMNA Ltd. serve as the Fund’s subadvisers. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Simon Webber, CFA	Portfolio Manager	February 17, 2022
James Gautrey, CFA	Portfolio Manager	February 17, 2022

7.	The “Subadvisers—Guardian International Value VIP Fund” section on page 133 of the Prospectus is replaced in its entirety by the following:

Schroder Investment Management North America Inc.(“SIMNA”) and
Schroder Investment Management North America Limited (“SIMNA Ltd.”)

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

SIMNA and SIMNA Ltd. (collectively, “Schroders” or the “Subadvisers”) are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of Schroders plc is 1 London Wall Place, London EC2Y 5AU. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroder Administration Limited, which is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. SIMNA Ltd. is a wholly owned subsidiary of Schroder Investment Management Limited, which is a wholly owned subsidiary of Schroder International Holdings Limited. The principal address of Schroder International Holdings Limited, Schroder Administration Limited and Schroder Investment Management Limited is 1 London Wall Place, London EC2Y 5AU and the principal address of Schroder U.S. Holdings Inc. is 7 Bryant Park, New York, NY 10018. Schroders plc is a global asset management company with approximately $966.6 billion under management as of September 30, 2021.

8.	The information under the section heading “Portfolio Managers—Guardian International Value VIP Fund” on page 141 of the Prospectus is replaced in its entirety by the following:

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Simon Webber, CFA

Portfolio Manager of Schroders

Simon Webber joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the U.S. Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the U.S. telecoms, media and software sectors. In 2004 Mr. Webber joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms, and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Mr. Webber is a CFA charterholder. He holds a degree in Physics (Hons) from the University of Manchester.

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James Gautrey, CFA

Portfolio Manager of Schroders

James Gautrey joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 Mr. Gautrey assumed Portfolio Management responsibilities for a number of the team’s International Equity portfolios. Mr. Gautrey is a CFA charterholder. He holds a BSc in Economics from University College London.

In addition, the following changes are made to the SAI:

1.	The table in the “Introduction” section on page 3 of the SAI is revised to reflect Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) as the subadviser and sub-subadviser, respectively, of the Fund.

2.	The table in the “Information About the Subadvisers/Portfolio Managers—Subadvisory Fee Schedules” section on page 62 of the SAI is revised to replace Lazard with SIMNA as Subadviser to Guardian International Equity VIP Fund. Accordingly, the “Subadvisory Fee Schedules” sub-section is revised by replacing the entry for the Fund in the following table of that section in its entirety with the following:

Subadviser	Fund	Annual Subadvisory Fee
Schroders	Guardian International Equity VIP Fund	0.40% on first $100 million in assets;
0.35% on next $200 million in assets; and
0.30% on assets over $300 million

3.	The “Information about the Subadvisers/Portfolio Managers—Compensation Structure and Methods—Lazard” section on page 71 of the SAI is hereby deleted and replaced with the following:

Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively.

Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

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Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to Schroders’ corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of the clients and shareholders of Schroders.

4.	References to Lazard in the table in the “Information about the Subadvisers/Portfolio Managers—Other Accounts Managed” section on pages 76-77 of the SAI are hereby deleted and replaced with the following:

Portfolio Managers of Schroders*	Types of Account	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Simon Webber, CFA	Number of Accounts Managed	5	4	15
	Total Assets of Other Accounts Managed (millions)	$5,919.9	$5,872.7	$4,860.7
	Number of Other Accounts Managed Paying Performance Fees	2	1	1
	Total Assets of Other Accounts Managed Paying Performance Fees (millions)	$22,975.4	$134.1	$1,733.8
James Gautrey, CFA	Number of Accounts Managed	4	3	13
	Total Assets of Other Accounts Managed (millions)	$54,848.5	$1,043.0	$4,625.8
	Number of Other Accounts Managed Paying Performance Fees	2	1	0
	Total Assets of Other Accounts Managed Paying Performance Fees (millions)	$22,975.4	$134.1	$0

*Data as of September 30, 2021.

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5.	The “Information about the Subadvisers/Portfolio Managers—Material Conflicts of Interest—Lazard” section on pages 87-88 of the SAI are hereby deleted and replaced with the following:

Schroders

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

6.	All references to Lazard Asset Management LLC are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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